UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Semi-Annual

Repor t

Legg Mason

Batterymarch

Global Equity

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Global Equity Fund

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch Global Equity Fund for the six-month reporting period ended April 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

Legg Mason Batterymarch Global Equity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined over the next six months and was 8.1% in April 2012, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4.0% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

IV	Legg Mason Batterymarch Global Equity Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. With growth rates declining, both China and India lowered their cash reserve ratio for banks during the reporting period. This could be a precursor to lowering interest rates if global growth stalls further.

Performance review

For the six months ended April 30, 2012, Class A shares of Legg Mason Batterymarch Global Equity Fund, excluding sales charges, returned 8.38%. The Fund’s unmanaged benchmark, the MSCI World Indexv, returned 7.54% for the same period. The Lipper Global Large-Cap Value Funds Category Average1 returned 5.71% over the same time frame.

Performance Snapshot as of April 30, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Batterymarch Global Equity Fund:
Class 1[2]	8.46%
Class A	8.38%
Class B3	7.87%
Class C	7.91%
Class I	8.48%
MSCI World Index	7.54%
Lipper Global Large-Cap Value Funds Category Average[1]	5.71%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 73 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason Batterymarch Global Equity Fund	V

Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.81%, 2.00%, 2.89%, 2.67% and 1.18%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market generated strong returns during the period. Fears related to the European sovereign debt crisis caused the market to modestly weaken in November. However, investor risk appetite was generally robust over the next four months due to some better-than-expected economic data and signs of progress in Europe. The market then had another slight setback in April given renewed fears of contagion from Europe. All told, for the six months ended April 30, 2012, the S&P 500 Indexvi returned 12.77%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended April 30, 2012, with the large-cap Russell 1000 Indexvii returning 12.89%. In contrast, the Russell Midcap Indexviii and the small-cap Russell 2000 Indexix returned 11.87% and 11.02%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 13.86% and 11.61%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxii posted a positive return but lagged its U.S. counterpart during the six months ended April 30, 2012, gaining 2.44% for the period. This relative underperformance was the result of a number of factors, including concerns regarding the European sovereign debt crisis and an expectation that Europe would fall back into recession. Emerging market equities also experienced periods of volatility given the situation in Europe and fears of a hard economic landing for China’s economy. All told, during

VI	Legg Mason Batterymarch Global Equity Fund

the six months ended April 30, 2012, the MSCI Emerging Markets Indexxiii returned 3.93%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	8.46%	$1,000.00	$1,084.60	1.25%	$6.48	Class 1	5.00%	$1,000.00	$1,018.65	1.25%	$6.27
Class A	8.38	1,000.00	1,083.80	1.50	7.77	Class A	5.00	1,000.00	1,017.40	1.50	7.52
Class B	7.87	1,000.00	1,078.70	2.25	11.63	Class B	5.00	1,000.00	1,013.67	2.25	11.26
Class C	7.91	1,000.00	1,079.10	2.25	11.63	Class C	5.00	1,000.00	1,013.67	2.25	11.26
Class I	8.48	1,000.00	1,084.80	1.25	6.48	Class I	5.00	1,000.00	1,018.65	1.25	6.27

[1]	For the six months ended April 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 97.6%
Consumer Discretionary — 13.6%
Auto Components — 0.8%
Nokian Renkaat OYJ	14,347	$680,452
Sumitomo Rubber Industries Inc.	26,100	363,517
Total Auto Components		1,043,969
Automobiles — 3.3%
Bayerische Motoren Werke AG	10,135	963,382
DaimlerChrysler AG, Registered Shares	28,348	1,567,200
Hyundai Motor Co.	2,242	532,664
Nissan Motor Co., Ltd.	102,700	1,075,366
Total Automobiles		4,138,612
Distributors — 0.5%
Imperial Holdings Ltd.	30,298	658,006
Hotels, Restaurants & Leisure — 1.0%
Brinker International Inc.	40,600	1,277,682
Leisure Equipment & Products — 0.6%
Nikon Corp.	24,800	743,317
Media — 3.1%
Comcast Corp., Class A Shares	23,200	703,656
DIRECTV, Class A Shares	9,900	487,773	*
ITV PLC	583,466	792,561
Time Warner Cable Inc.	16,100	1,295,245
Viacom Inc., Class B Shares	12,200	565,958
Total Media		3,845,193
Multiline Retail — 1.6%
Macy’s Inc.	19,800	812,196
Target Corp.	7,600	440,344
Woolworths Holdings Ltd.	123,689	773,479
Total Multiline Retail		2,026,019
Specialty Retail — 2.7%
Home Depot Inc.	17,600	911,504
Mr. Price Group Ltd.	69,132	935,592
TJX Cos. Inc.	37,700	1,572,467
Total Specialty Retail		3,419,563
Total Consumer Discretionary		17,152,361
Consumer Staples — 8.6%
Beverages — 0.9%
Constellation Brands Inc., Class A Shares	24,300	524,880	*

See Notes to Financial Statements.

4	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Beverages — continued
Heineken NV	11,401	$623,506
Total Beverages		1,148,386
Food & Staples Retailing — 2.9%
Distribuidora Internacional de Alimentacion SA	128,820	617,279	*
FamilyMart Co., Ltd.	15,800	704,509
Koninklijke Ahold NV	57,864	733,929
Kroger Co.	40,800	949,416
Seven & I Holdings Co., Ltd.	11,300	342,935
Walgreen Co.	9,800	343,588
Total Food & Staples Retailing		3,691,656
Food Products — 3.0%
Archer-Daniels-Midland Co.	19,900	613,517
Danone SA	10,711	753,569
Smithfield Foods Inc.	29,700	622,512	*
Suedzucker AG	29,669	903,079
Tyson Foods Inc., Class A Shares	47,900	874,175
Total Food Products		3,766,852
Tobacco — 1.8%
British American Tobacco PLC	18,335	939,988
Imperial Tobacco Group PLC	23,628	944,842
Philip Morris International Inc.	4,200	375,942
Total Tobacco		2,260,772
Total Consumer Staples		10,867,666
Energy — 11.8%
Oil, Gas & Consumable Fuels — 11.8%
Apache Corp.	7,900	757,926
BG Group PLC	13,478	317,274
BP PLC	162,783	1,175,603
Chevron Corp.	23,570	2,511,619
ConocoPhillips	23,300	1,668,979
Exxon Mobil Corp.	34,925	3,015,425
Marathon Oil Corp.	16,200	475,308
Murphy Oil Corp.	9,700	533,209
Pacific Rubiales Energy Corp.	23,800	682,788
Repsol YPF, SA	14,587	279,012
Royal Dutch Shell PLC, Class A Shares	16,091	572,322
Statoil ASA	33,903	905,194
Suncor Energy Inc.	22,400	739,902

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	5

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Valero Energy Corp.	46,300	$1,143,610
Total Energy		14,778,171
Financials — 17.3%
Capital Markets — 1.0%
Aberdeen Asset Management PLC	138,108	635,424
Franklin Resources Inc.	4,900	614,999
Total Capital Markets		1,250,423
Commercial Banks — 8.3%
Australia & New Zealand Banking Group Ltd.	16,591	413,332
Axis Bank Ltd., GDR	13,148	275,582
Bangkok Bank Public Co., Ltd.	126,900	800,605
Bank of China Ltd.	816,000	341,812
Bank of Nova Scotia	11,400	632,404
Canadian Imperial Bank of Commerce	6,200	467,769
Commerce Bancshares Inc.	6,930	277,893
Commonwealth Bank of Australia	18,150	982,825
Gunma Bank Ltd.	111,000	564,454
HSBC Holdings PLC	67,381	607,016
Industrial & Commercial Bank of China Ltd., Class H Shares	449,000	299,192
Kasikornbank Public Co., Ltd., NVDR	99,400	528,517
Mitsubishi UFJ Financial Group Inc.	217,400	1,053,780
Mitsui Trust Holdings Inc.	139,000	410,872
National Australia Bank Ltd.	13,478	354,315
Sumitomo Mitsui Financial Group Inc.	22,400	724,970
U.S. Bancorp	30,600	984,402
Wells Fargo & Co.	21,300	712,059
Total Commercial Banks		10,431,799
Consumer Finance — 0.9%
American Express Co.	4,300	258,903
Discover Financial Services	17,800	603,420
SLM Corp.	16,400	243,212
Total Consumer Finance		1,105,535
Diversified Financial Services — 1.2%
JPMorgan Chase & Co.	15,400	661,892
London Stock Exchange Group PLC	23,810	420,417
Nasdaq OMX Group Inc.	19,800	486,486	*
Total Diversified Financial Services		1,568,795

See Notes to Financial Statements.

6	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Insurance — 5.7%
Admiral Group PLC	22,636	$444,873
AFLAC Inc.	18,500	833,240
Allstate Corp.	27,300	909,909
Assurant Inc.	8,300	334,822
AXA SA	48,324	684,442
Hannover Rueckversicherung AG	12,298	743,374
MetLife Inc.	13,300	479,199
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	6,659	966,512
Prudential Financial Inc.	14,600	883,884
QBE Insurance Group Ltd.	38,071	549,006
Zurich Financial Services AG	1,317	322,122	*
Total Insurance		7,151,383
Real Estate Investment Trusts (REITs) — 0.2%
Hatteras Financial Corp.	8,600	250,518
Total Financials		21,758,453
Health Care — 8.8%
Biotechnology — 0.7%
Celgene Corp.	12,200	889,624	*
Health Care Equipment & Supplies — 0.3%
Baxter International Inc.	7,600	421,116
Health Care Providers & Services — 4.2%
Aetna Inc.	15,900	700,236
AmerisourceBergen Corp.	12,400	461,404
Cardinal Health Inc.	14,100	596,007
CIGNA Corp.	8,000	369,840
Express Scripts Holding Co.	5,103	284,696	*
LifePoint Hospitals Inc.	13,600	530,672	*
McKesson Corp.	12,900	1,179,189
UnitedHealth Group Inc.	20,400	1,145,460
Total Health Care Providers & Services		5,267,504
Pharmaceuticals — 3.6%
Abbott Laboratories	14,000	868,840
AstraZeneca PLC	30,353	1,329,771
Eli Lilly & Co.	10,600	438,734
Endo Pharmaceuticals Holdings Inc.	25,800	906,612	*
GlaxoSmithKline PLC	20,430	472,471

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	7

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
H. Lundbeck A/S	21,620	$432,769
Total Pharmaceuticals		4,449,197
Total Health Care		11,027,441
Industrials — 10.4%
Aerospace & Defense — 1.9%
BAE Systems PLC	143,052	685,334
European Aeronautic Defence & Space Co.	20,261	799,891
General Dynamics Corp.	3,600	243,000
Lockheed Martin Corp.	4,600	416,484
Raytheon Co.	5,000	270,700
Total Aerospace & Defense		2,415,409
Air Freight & Logistics — 1.9%
Deutsche Post AG	24,418	455,742
FedEx Corp.	2,800	247,072
Ryder System Inc.	11,700	570,024
Toll Holdings Ltd.	111,975	683,700
United Parcel Service Inc., Class B Shares	4,800	375,072
Total Air Freight & Logistics		2,331,610
Airlines — 0.3%
Delta Air Lines Inc.	33,800	370,448	*
Commercial Services & Supplies — 0.3%
R.R. Donnelley & Sons Co.	34,400	430,344
Construction & Engineering — 0.2%
UGL Ltd.	19,572	266,741
Industrial Conglomerates — 1.8%
DCC PLC	9,977	250,925
Fraser and Neave Ltd.	53,000	301,511
General Electric Co.	59,176	1,158,666
United Technologies Corp.	3,100	253,084
Wendel Investissement	4,136	309,437
Total Industrial Conglomerates		2,273,623
Machinery — 2.8%
Andritz AG	13,870	725,944
Caterpillar Inc.	3,700	380,249
Cummins Inc.	6,700	776,061
Eaton Corp.	13,300	640,794
Metso Corp.	9,187	394,011
Parker Hannifin Corp.	3,300	289,377

See Notes to Financial Statements.

8	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Machinery — continued
Sandvik AB	16,886	$267,561
Total Machinery		3,473,997
Road & Rail — 0.6%
Central Japan Railway Co.	47	390,882
Norfolk Southern Corp.	5,200	379,236
Total Road & Rail		770,118
Trading Companies & Distributors — 0.6%
Marubeni Corp.	81,000	566,107
Sojitz Corp.	136,600	230,974
Total Trading Companies & Distributors		797,081
Total Industrials		13,129,371
Information Technology — 15.2%
Communications Equipment — 1.4%
Cisco Systems Inc.	86,200	1,736,930
Computers & Peripherals — 4.9%
Apple Inc.	6,600	3,855,984	*
Dell Inc.	84,200	1,378,354	*
Hewlett-Packard Co.	36,940	914,634
Total Computers & Peripherals		6,148,972
Electronic Equipment, Instruments & Components — 0.9%
Hitachi Ltd.	174,000	1,115,832
Internet Software & Services — 0.2%
Google Inc., Class A Shares	500	302,615	*
IT Services — 0.2%
Nomura Research Institute Ltd.	10,700	247,263
Office Electronics — 0.2%
Neopost SA	4,035	231,992
Semiconductors & Semiconductor Equipment — 4.5%
Applied Materials Inc.	48,800	585,112
ASML Holding NV	19,632	998,936
Broadcom Corp., Class A Shares	12,900	472,140	*
Intel Corp.	90,600	2,573,040
Samsung Electronics Co., Ltd.	891	1,095,888
Total Semiconductors & Semiconductor Equipment		5,725,116
Software — 2.9%
Microsoft Corp.	103,700	3,320,474
Symantec Corp.	19,000	313,880	*
Total Software		3,634,354
Total Information Technology		19,143,074

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	9

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Materials — 4.7%
Chemicals — 0.8%
BASF SE	11,949	$983,653
Metals & Mining — 3.4%
BHP Billiton PLC	48,911	1,567,312
Freeport-McMoRan Copper & Gold Inc.	15,600	597,480
Grupo Mexico SA de CV, Series B Shares	213,246	657,290
IAMGOLD Corp.	22,600	280,255
Iluka Resources Ltd.	24,645	436,541
Newcrest Mining Ltd.	11,519	315,658
Voestalpine AG	12,359	400,074
Total Metals & Mining		4,254,610
Paper & Forest Products — 0.5%
Mondi PLC	70,919	657,764
Total Materials		5,896,027
Telecommunication Services — 4.5%
Diversified Telecommunication Services — 1.8%
BT Group PLC	242,214	828,632
Nippon Telegraph & Telephone Corp.	16,500	749,154
Telecom Italia SpA	569,085	646,706
Total Diversified Telecommunication Services		2,224,492
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Series L Shares, ADR	21,700	578,305
KDDI Corp.	180	1,183,617
Mobile TeleSystems, ADR	27,000	528,120
NTT DoCoMo Inc.	357	609,011
Softbank Corp.	15,600	468,156
Total Wireless Telecommunication Services		3,367,209
Total Telecommunication Services		5,591,701
Utilities — 2.7%
Electric Utilities — 1.3%
American Electric Power Co. Inc.	34,100	1,324,444
Red Electrica de Espana	8,148	354,736
Total Electric Utilities		1,679,180
Independent Power Producers & Energy Traders — 0.2%
Drax Group PLC	29,046	255,963
Multi-Utilities — 1.2%
Centrica PLC	67,205	334,727

See Notes to Financial Statements.

10	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Batterymarch Global Equity Fund

Security			Shares	Value
Multi-Utilities — continued
GDF Suez			47,641	$1,096,655
Total Multi-Utilities				1,431,382
Total Utilities				3,366,525
Total Common Stocks (Cost — $109,559,226)				122,710,790
Preferred Stocks — 1.1%
Financials — 0.4%
Commercial Banks — 0.4%
Banco do Estado do Rio Grande do Sul SA, Class B Shares			57,800	500,934
Materials — 0.7%
Metals & Mining — 0.7%
Vale SA			41,400	900,260
Total Preferred Stocks (Cost — $1,724,888)				1,401,194
Total Investments before Short-Term Investments (Cost — $111,284,114)				124,111,984

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.3%
Repurchase Agreements — 1.3%
Interest in $282,845,000 joint tri-party repurchase agreement dated 4/30/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,593,009; (Fully collateralized by various U.S. government agency obligations, 1.000% to 3.750% due 6/20/12 to 3/21/16; Market value — $1,624,865) (Cost — $1,593,000)	0.200%	5/1/12	$1,593,000	1,593,000
Total Investments — 100.0% (Cost — $112,877,114#)				125,704,984
Liabilities in Excess of Other Assets — 0.0%				(27,793)
Total Net Assets — 100.0%				$125,677,191

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
NVDR	— Non Voting Depositary Receipt
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	11

Legg Mason Batterymarch Global Equity Fund

Summary of Investments by Country**
United States	50.9%
United Kingdom	9.9
Japan	9.2
Germany	5.2
Australia	3.2
France	3.1
Netherlands	2.3
Canada	2.2
South Africa	1.9
South Korea	1.3
Brazil	1.1
Thailand	1.1
Spain	1.0
Mexico	1.0
Austria	0.9
Finland	0.9
Norway	0.7
Italy	0.5
China	0.5
Russia	0.4
Denmark	0.3
Switzerland	0.3
Singapore	0.2
India	0.2
Sweden	0.2
Ireland	0.2
Short-term investments	1.3
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of April 30, 2012 and are subject to change.

See Notes to Financial Statements.

12	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments, at value (Cost — $112,877,114)	$125,704,984
Foreign currency, at value (Cost — $87,845)	87,574
Cash	686
Receivable for securities sold	4,345,907
Dividends and interest receivable	547,571
Receivable for Fund shares sold	128,675
Prepaid expenses	47,378
Total Assets	130,862,775

Liabilities:
Payable for securities purchased	4,318,213
Payable for Fund shares repurchased	391,190
Service and/or distribution fees payable	53,715
Investment management fee payable	36,119
Unrealized depreciation on forward foreign currency contracts	30,472
Accrued foreign capital gains tax	19,989
Trustees’ fees payable	719
Accrued expenses	335,167
Total Liabilities	5,185,584
Total Net Assets	$125,677,191

Net Assets:
Par value (Note 7)	$137
Paid-in capital in excess of par value	192,509,588
Undistributed net investment income	247,063
Accumulated net realized loss on investments and foreign currency transactions	(79,883,447)
Net unrealized appreciation on investments and foreign currencies	12,803,850
Total Net Assets	$125,677,191

Shares Outstanding:
Class 1	158,727
Class A	8,600,323
Class B	1,362,244
Class C	3,535,789
Class I	26,244

Net Asset Value:
Class 1 (and redemption price)	$9.18
Class A (and redemption price)	$9.22
Class B*	$8.79
Class C*	$9.25
Class I (and redemption price)	$9.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.78

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Dividends	$1,954,599
Interest	678
Less: Foreign taxes withheld	(101,551)
Total Investment Income	1,853,726

Expenses:
Investment management fee (Note 2)	530,185
Transfer agent fees (Note 5)	453,264
Service and/or distribution fees (Notes 2 and 5)	330,351
Registration fees	34,029
Shareholder reports	28,735
Custody fees	22,756
Legal fees	19,912
Audit and tax	19,296
Trustees’ fees	5,812
Fund accounting fees	5,673
Insurance	2,322
Miscellaneous expenses	2,505
Total Expenses	1,454,840
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(344,806)
Net Expenses	1,110,034
Net Investment Income	743,692

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,503,105
Foreign currency transactions	(10,835)
Net Realized Gain	2,492,270
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,628,083
Foreign currencies	9,943
Change in Net Unrealized Appreciation (Depreciation)	6,638,026
Net Gain on Investments and Foreign Currency Transactions	9,130,296
Increase in Net Assets from Operations	$9,873,988

See Notes to Financial Statements.

14	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011

Operations:
Net investment income	$743,692	$1,845,583
Net realized gain	2,492,270	12,745,609
Change in net unrealized appreciation (depreciation)	6,638,026	(13,259,321)
Increase in Net Assets From Operations	9,873,988	1,331,871

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,799,963)	(1,500,006)
Decrease in Net Assets From Distributions to Shareholders	(1,799,963)	(1,500,006)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,941,481	20,988,441
Reinvestment of distributions	1,785,892	1,491,290
Cost of shares repurchased	(20,365,317)	(57,644,778)
Decrease in Net Assets From Fund Share Transactions	(8,637,944)	(35,165,047)
Decrease in Net Assets	(563,919)	(35,333,182)

Net Assets:
Beginning of period	126,241,110	161,574,292
End of period*	$125,677,191	$126,241,110
* Includes undistributed net investment income of:	$247,063	$1,303,334

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2012[2]	2011	2010	2009[3]	2008[4]	2007[4]	2006[5]

Net asset value, beginning of period	$8.64	$8.77	$7.87	$6.91	$12.60	$12.45	$12.19

Income (loss) from operations:
Net investment income (loss)	0.07	0.15	0.11	0.11	0.21	0.10	(0.00)	[6]
Net realized and unrealized gain (loss)	0.64	(0.15)	0.92	0.88	(5.73)	0.89	0.30
Total income (loss) from operations	0.71	0.00 [6]	1.03	0.99	(5.52)	0.99	0.30

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.13)	(0.03)	(0.17)	(0.10)	(0.04)
Net realized gains	—	—	—	—	—	(0.74)	—
Total distributions	(0.17)	(0.13)	(0.13)	(0.03)	(0.17)	(0.84)	(0.04)

Net asset value, end of period	$9.18	$8.64	$8.77	$7.87	$6.91	$12.60	$12.45
Total return[7]	8.46%	(0.10)%	13.14%	14.37%	(43.75)%	7.83%	2.45%

Net assets, end of period (000s)	$1,457	$1,504	$1,961	$1,941	$1,935	$4,100	$4,166

Ratios to average net assets:
Gross expenses	1.90%[8]	1.81%	1.98%	1.71%[8]	1.40%	1.75%	1.04%[8,9]
Net expenses[10,11]	1.25 [8,12]	1.03 [12]	1.24 [12]	1.23 [8,12]	1.19 [13,14]	1.09 [14]	1.03	[8,9,14]
Net investment income	1.71 [8]	1.70	1.29	1.93 [8]	2.01	0.80	0.44	[8]

Portfolio turnover rate	44%	88%	123%	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period December 1, 2006 (inception date) to December 31, 2006.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[13]

As a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class 1 shares did not exceed 1.25%.

[14]

Prior to April 28, 2008, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class 1 shares would not exceed 1.18%. The voluntary expense limitation on Class 1 shares was 1.03% prior to July 30, 2007.

See Notes to Financial Statements.

16	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009[3]	2008[4]	2007[4]	2006[4]

Net asset value, beginning of period	$8.66	$8.79	$7.88	$6.94	$12.65	$12.47	$11.90

Income (loss) from operations:
Net investment income	0.07	0.13	0.09	0.10	0.18	0.07	0.14
Net realized and unrealized gain (loss)	0.64	(0.16)	0.91	0.87	(5.74)	0.89	2.75
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—	—
Total income (loss) from operations	0.71	(0.03)	1.01	0.97	(5.56)	0.96	2.89

Less distributions from:
Net investment income	(0.15)	(0.10)	(0.10)	(0.03)	(0.15)	(0.04)	(0.10)
Net realized gains	—	—	—	—	—	(0.74)	(2.22)
Total distributions	(0.15)	(0.10)	(0.10)	(0.03)	(0.15)	(0.78)	(2.32)

Net asset value, end of period	$9.22	$8.66	$8.79	$7.88	$6.94	$12.65	$12.47
Total return[5]	8.38%	(0.35)%	12.95%[6]	13.97%	(43.88)%	7.60%	24.79%

Net assets, end of period (000s)	$79,283	$75,326	$83,342	$79,268	$74,660	$145,618	$125,389

Ratios to average net assets:
Gross expenses	2.00%[7]	2.00%	2.02%	2.00%[7]	1.76%	1.69%	1.45%[8]
Net expenses[9,10]	1.50 [7,11]	1.29 [11]	1.50 [11]	1.50 [7,11]	1.46 [11,12]	1.33 [12]	1.43 [8,12]
Net investment income	1.48 [7]	1.44	1.04	1.64 [7]	1.77	0.56	1.09

Portfolio turnover rate	44%	88%	123%	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.82%. Class A received $94,815 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.38%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[12]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class A shares would not exceed 1.43%. A voluntary expense limitation of 1.75% was in place for Class A shares prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009[3]	2008[4]	2007[4]	2006[4]

Net asset value, beginning of period	$8.24	$8.36	$7.45	$6.59	$12.03	$11.96	$11.53

Income (loss) from operations:
Net investment income (loss)	0.03	0.06	0.02	0.05	0.09	(0.04)	(0.00) [5]
Net realized and unrealized gain (loss)	0.61	(0.14)	0.88	0.83	(5.43)	0.85	2.66
Proceeds from settlement of a regulatory matter	—	—	0.06	—	—	—	—
Total income (loss) from operations	0.64	(0.08)	0.96	0.88	(5.34)	0.81	2.66

Less distributions from:
Net investment income	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	—	(0.01)
Net realized gains	—	—	—	—	—	(0.74)	(2.22)
Total distributions	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	(0.74)	(2.23)

Net asset value, end of period	$8.79	$8.24	$8.36	$7.45	$6.59	$12.03	$11.96
Total return[6]	7.87%	(0.98)%	12.86%[7]	13.36%	(44.37)%	6.65%	23.60%

Net assets, end of period (000s)	$11,979	$13,262	$17,820	$20,851	$23,533	$59,303	$64,293

Ratios to average net assets:
Gross expenses	3.07%[8]	2.89%	3.13%	2.96%[8]	2.70%	2.64%	2.29%[9]
Net expenses[10,11]	2.25 [8,12]	2.03 [12]	2.25 [12]	2.24 [8,12]	2.30 [12,13]	2.17 [13]	2.28 [9,13]
Net investment income (loss)	0.71 [8]	0.70	0.29	0.93 [8]	0.90	(0.28)	(0.01)

Portfolio turnover rate	44%	88%	123%	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class B received $154,946 related to this distribution.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.25% and 2.24%, respectively.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[13]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class B shares would not exceed 2.40%. A voluntary expense limitation of 2.50% was in place for Class B shares prior to April 16, 2007.

See Notes to Financial Statements.

18	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009[3]	2008[4]	2007[4]	2006[4]

Net asset value, beginning of period	$8.66	$8.79	$7.89	$6.98	$12.72	$12.60	$12.06

Income (loss) from operations:
Net investment income (loss)	0.03	0.06	0.02	0.06	0.10	(0.04)	0.01
Net realized and unrealized gain (loss)	0.65	(0.15)	0.92	0.87	(5.74)	0.90	2.76
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—	—
Total income (loss) from operations	0.68	(0.09)	0.95	0.93	(5.64)	0.86	2.77

Less distributions from:
Net investment income	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	—	(0.01)
Net realized gains	—	—	—	—	—	(0.74)	(2.22)
Total distributions	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	(0.74)	(2.23)

Net asset value, end of period	$9.25	$8.66	$8.79	$7.89	$6.98	$12.72	$12.60
Total return[5]	7.91%	(1.08)%	12.02%[6]	13.33%	(44.30)%	6.71%	23.42%

Net assets, end of period (000s)	$32,717	$35,722	$42,271	$44,166	$41,892	$83,249	$69,239

Ratios to average net assets:
Gross expenses	2.77%[7]	2.67%	2.79%	2.61%[7]	2.69%	2.46%	2.78%[8]
Net expenses[9,10]	2.25 [7,11]	2.04 [11]	2.24 [11]	2.19 [7,11]	2.23 [11,12]	2.20 [12]	2.52 [8,12]
Net investment income (loss)	0.71 [7]	0.70	0.29	0.96 [7]	0.98	(0.31)	0.07

Portfolio turnover rate	44%	88%	123%	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.89%. Class C received $27,254 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.72% and 2.46%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[12]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class C shares would not exceed 2.26%. A voluntary expense limitation of 2.50% was in place for Class C shares prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009[3]	2008[4]	2007[4]	2006[4]

Net asset value, beginning of period	$8.67	$8.78	$7.89	$6.92	$12.62	$12.46	$11.89

Income (loss) from operations:
Net investment income	0.07	0.17	0.11	0.12	0.16	0.10	0.19
Net realized and unrealized gain (loss)	0.65	(0.15)	0.92	0.88	(5.67)	0.88	2.74
Total income (loss) from operations	0.72	0.02	1.03	1.00	(5.51)	0.98	2.93

Less distributions from:
Net investment income	(0.19)	(0.13)	(0.14)	(0.03)	(0.19)	(0.08)	(0.14)
Net realized gains	—	—	—	—	—	(0.74)	(2.22)
Total distributions	(0.19)	(0.13)	(0.14)	(0.03)	(0.19)	(0.82)	(2.36)

Net asset value, end of period	$9.20	$8.67	$8.78	$7.89	$6.92	$12.62	$12.46
Total return[5]	8.48%	0.21%	13.12%	14.52%	(43.65)%	7.75%	25.13%

Net assets, end of period (000s)	$241	$427	$16,180	$14,555	$12,463	$1,613	$2,058

Ratios to average net assets:
Gross expenses	6.68%[6]	1.18%	1.16%	1.11%[6]	1.01%	1.18%	1.15%[7]
Net expenses[8]	1.25 [6,9,10]	0.93 [9,10]	1.16 [10]	1.11 [6,10]	1.01	1.18 [11]	1.14 [7,9,11]
Net investment income	1.71 [6]	1.85	1.38	2.00 [6]	1.84	0.73	1.43

Portfolio turnover rate	44%	88%	123%	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.09%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[11]

Prior to April 16, 2007, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class I shares would not exceed 1.50%.

See Notes to Financial Statements.

20	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	21

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$122,710,790	—	—	$122,710,790
Preferred stock	1,401,194	—	—	1,401,194
Total long-term investments	$124,111,984	—	—	$124,111,984
Short-term investments†	—	$1,593,000	—	1,593,000
Total investments	$124,111,984	$1,593,000	—	$125,704,984

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$30,472	—	$30,472

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended April 30, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2012, securities valued at $33,762,432 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	23

are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

24	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $30,472. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	25

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Realized gains upon disposition of Thai securities held by the Fund are subject to capital gains tax in that country. As of April 30, 2012, there were $19,989 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

26	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, B, C and I shares did not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively. In addition, total annual fund operating expenses for Class 1 shares are expected to be at least 0.25% lower than total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without Board of Trustees’ consent.

During the six months ended April 30, 2012, fees waived and/or expenses reimbursed amounted to $344,806.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	27

redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For purchases made after August 1, 2012, the CDSC will apply to the redemption of Class A shares within 18 months of purchase.

For the six months ended April 30, 2012, LMIS and its affiliates received sales charges of approximately $12,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B
CDSCs	$0	*	$10,000

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$55,363,952
Sales	66,217,161

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,944,864
Gross unrealized depreciation	(4,116,994)
Net unrealized appreciation	$12,827,870

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	State Street Bank & Trust Co.	1,305,000	$1,727,526	5/18/12	$(22,348)
Japanese Yen	State Street Bank & Trust Co.	92,835,000	1,162,917	5/18/12	(8,124)
Net unrealized loss on open forward foreign currency contracts					$(30,472)

28	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2012.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$30,472

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$13,424

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$5,373

During the six months ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$1,896,193

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	29

For the six months ended April 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$6,098
Class A	$94,825	255,710
Class B	63,081	62,606
Class C	172,445	120,136
Class I	—	8,714
Total	$330,351	$453,264

For the six months ended April 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$4,812
Class A	189,875
Class B	51,614
Class C	90,068
Class I	8,437
Total	$344,806

6. Distributions to shareholders by class

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
Net Investment Income:
Class 1	$29,089	$27,831
Class A	1,280,889	974,757
Class B	137,636	81,355
Class C	345,067	169,786
Class I	7,282	246,277
Total	$1,799,963	$1,500,006

7. Shares of beneficial interest

At April 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	3,518	$29,089	3,082	$27,831
Shares repurchased	(18,910)	(167,599)	(52,680)	(473,643)
Net decrease	(15,392)	$(138,510)	(49,598)	$(445,812)

30	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount

Class A
Shares sold	653,989	$5,803,955	818,460	$7,395,133
Shares issued on reinvestment	152,666	1,270,180	106,651	967,326
Shares repurchased	(900,976)	(7,967,600)	(1,712,529)	(15,488,760)
Net decrease	(94,321)	$(893,465)	(787,418)	$(7,126,301)

Class B
Shares sold	1,226	$10,472	128,007	$1,131,251
Shares issued on reinvestment	17,148	136,330	9,302	80,748
Shares repurchased	(265,626)	(2,254,780)	(658,172)	(5,709,728)
Net decrease	(247,252)	$(2,107,978)	(520,863)	$(4,497,729)

Class C
Shares sold	461,617	$4,095,535	1,211,230	$11,012,500
Shares issued on reinvestment	40,981	343,011	18,532	169,194
Shares repurchased	(1,090,738)	(9,737,261)	(1,915,298)	(17,324,420)
Net decrease	(588,140)	$(5,298,715)	(685,536)	$(6,142,726)

Class I
Shares sold	3,529	$31,519	156,862	$1,449,557
Shares issued on reinvestment	878	7,282	27,234	246,191
Shares repurchased	(27,424)	(238,077)	(1,977,628)	(18,648,227)
Net decrease	(23,017)	$(199,276)	(1,793,532)	$(16,952,479)

8. Capital loss carryforward

As of October 31, 2011, the Fund had a net capital loss carryforward of approximately $81,864,406, of which $27,991,823 expires in 2016 and $53,872,583 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were

Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report	31

then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

32	Legg Mason Batterymarch Global Equity Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason Batterymarch Global Equity Fund	33

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services.

34	Legg Mason Batterymarch Global Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional global large-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed better than the median for the one-year period, but performed below the median for the three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and

Legg Mason Batterymarch Global Equity Fund	35

Batterymarch were committed to providing the resources necessary to assist the Fund’s portfolio managers and to continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of retail front-end load funds consisting of four global large-cap value funds, five global large-cap core funds and three global large-cap growth funds selected by Lipper as comparable to the Fund (the “Expense

36	Legg Mason Batterymarch Global Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load global large-cap value funds, global large-cap core funds and global large-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and the Fund’s Actual Management Fee was lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group but higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also reviewed and considered the Manager’s fee waiver and/or expense reimbursement arrangements, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also

Legg Mason Batterymarch Global Equity Fund	37

would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Global Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02625 6/12 SR12-1669

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	June 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	June 25, 2012